EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                         ------------------------------

The Company has direct or indirect interests in the following entities which hold title or interest in the Company's properties.

                                                                       DOMESTIC
NAME                                                                JURISDICTION
------------------------------------------------------              ------------

Prime Group Realty, L.P.                                              Delaware
Prime Group Realty Services, Inc.                                     Maryland
77 West Wacker Limited Partnership                                    Illinois
Nashville Office Building I, Ltd.                                     Tennessee
Professional Plaza, Ltd.                                              Tennessee
Old Kingston Properties, Ltd.                                         Tennessee
Centre Square II, Ltd.                                                Tennessee
Triad Parking Company, Ltd.                                           Tennessee
Hammond Enterprise Center Limited Partnership                         Illinois
East Chicago Enterprise Center Limited Partnership                    Illinois
Enterprise Center I, L.P.                                             Illinois
Enterprise Center II, L.P.                                            Illinois
Enterprise Center III, L.P.                                           Illinois
Enterprise Center IV, L.P.                                            Illinois
Enterprise Center V, L.P.                                             Illinois
Enterprise Center VI, L.P.                                            Illinois
Enterprise Center VII, L.P.                                           Illinois
Enterprise Center VIII, L.P.                                          Illinois
Enterprise Center IX, L.P.                                            Illinois
Enterprise Center X, L.P.                                             Illinois
Arlington Heights I, L.P.                                             Illinois
Arlington Heights II, L.P.                                            Illinois
Arlington Heights III, L.P.                                           Illinois
Kemper/Prime Industrial Partners                                      Illinois
77 Fitness Center, L.P.                                               Illinois
1990 Algonquin Road, L.L.C.                                           Delaware
2010 Algonquin Road, L.L.C.                                           Delaware
555 Huehl Road, L.L.C.                                                Delaware
1699 E. Woodfield Road, L.L.C.                                        Delaware
475 Superior Avenue, L.L.C.                                           Delaware
Enterprise Drive, L.L.C.                                              Delaware
280 Shuman Blvd., L.L.C.                                              Delaware
2675 N. Mayfair Road, L.L.C.                                          Delaware
Prime Columbus Industrial, L.L.C.                                     Delaware
Libertyville Tech Way, L.L.C.                                         Delaware
801 Technology Way, L.L.C.                                            Delaware
3818 Grandville, L.L.C.                                               Delaware
306 Era Drive, L.L.C.                                                 Delaware
1301 Ridgeview Drive, L.L.C.                                          Delaware
515 Huehl Road, L.L.C.                                                Delaware
455 Academy Drive, L.L.C.                                             Delaware
1051 N. Kirk Road, L.L.C.                                             Delaware
4211 Madison Street, L.L.C.                                           Delaware
200 E. Fullerton, L.L.C.                                              Delaware
350 Randy Road, L.L.C.                                                Delaware
4300 Madison Street, L.L.C.                                           Delaware
370 Carol Lane, L.L.C.                                                Delaware
388 Carol Lane, L.L.C.                                                Delaware
941 Weigel Drive, L.L.C.                                              Delaware
342 Carol Lane, L.L.C.                                                Delaware
343 Carol Lane, L.L.C.                                                Delaware
371 N. Gary Avenue, L.L.C.                                            Delaware
1600 167th Street, L.L.C.                                             Delaware
1301 E. Tower Road, L.L.C.                                            Delaware
4343 Commerce Court, L.L.C.                                           Delaware
11039 Gage Avenue, L.L.C.                                             Delaware
11045 Gage Avenue, L.L.C.                                             Delaware
1401 S. Jefferson, L.L.C.                                             Delaware
4100 Madison Street, L.L.C.                                           Delaware
4160 Madison Street, L.L.C.                                           Delaware
550 Kehoe Blvd., L.L.C.                                               Delaware
Prime/Beilter Development Company, L.L.C.                             Delaware
Michigan - Adams, L.L.C.                                              Delaware
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
                                                                       DOMESTIC
NAME                                                                JURISDICTION
------------------------------------------------------              ------------

Phoenix Office, L.L.C.                                                Delaware
2100 Swift Drive, L.L.C.                                              Delaware
LaSalle - Adams, L.L.C.                                               Delaware
Wilke - Ventura, L.L.C.                                               Delaware
33 N. Dearborn, L.L.C.                                                Delaware
33 N. Dearborn SPC, Inc.                                              Delaware
6400 Shafer Court, L.L.C.                                             Delaware
2000 York Road, L.L.C.                                                Delaware
Two Century Centre, L.L.C.                                            Delaware
180 N. LaSalle, L.L.C.                                                Delaware
33 W. Monroe, L.L.C.                                                  Delaware
Libertyville Corporate Office Park, L.L.C.                            Delaware
Oak Brook Business Center, L.L.C.                                     Delaware
330 N. Wabash Avenue, L.L.C.                                          Delaware
BRE/City Center, L.L.C.                                               Delaware
300 Craig Place, L.L.C.                                               Delaware
DeKalb Business Park, L.L.C.                                          Delaware
Prime Aurora, L.L.C.                                                  Delaware
Prime Rolling Meadows, L.L.C.                                         Delaware
Monroe-Wacker, L.L.C.                                                 Delaware
Kimberly-East, L.L.C.                                                 Delaware
901 Technology Way, L.L.C.                                            Delaware
2000 USG Drive, L.L.C.                                                Delaware
180 Kehoe Blvd., L.L.C.                                               Delaware
PGR Finance I, Inc.                                                   Delaware
PGR Finance II, Inc.                                                  Delaware
PGR Finance III, Inc.                                                 Delaware
PGR Finance IV, Inc.                                                  Delaware
PGR Finance V, Inc.                                                   Delaware
PGR Finance VI, Inc.                                                  Delaware
PGR Finance VII, Inc.                                                 Delaware
PGR Finance VIII, Inc.                                                Delaware
PGR Finance IX, Inc.                                                  Delaware
PGR Finance X, Inc.                                                   Delaware
PGR Finance XI, Inc.                                                  Delaware
PGR Finance XII, Inc.                                                 Delaware
PGR Finance XIII, Inc.                                                Delaware



































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